UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian
Avenue Capital Group		Nora M. Jordan
399 Park Avenue, 6th Floor		Davis Polk & Wardwell LLP
New York, NY 10022		450 Lexington Avenue
(212) 878-3500		New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2011

Date of reporting period:	October 31, 2011

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary1

October 31, 2011 (unaudited)

Dear Shareholder,

We are pleased to present our first annual report for Avenue Income Credit Strategies Fund (the “Fund”).

Performance2,3

For the period January 27, 2011 (commencement of operations) through October 31, 2011, the Fund had a total return of -5.12% based on net asset value, and -13.71% based on market value. On October 31, 2011, the closing price of the Fund’s shares on the New York Stock Exchange was $16.40 representing a -4.76% discount to the Fund’s net asset value per share.

Factors Impacting Performance

The Fund’s 2011 reporting period, January 27, 2011 (commencement of operations) through October 31, 2011, was impacted by multiple macroeconomic factors, which generally drove credit spreads wider. Optimism, early in the year, surrounding the pace of the global economic recovery, yielded to pessimism regarding the solvency of several Eurozone countries, the resulting risks to the banking system and the potential negative impact on global economic growth.

These risks, combined with other market shocks, including unrest in the Middle East/North Africa, disruption of global supply chains resulting from the tragic Japanese earthquake/tsunami and the U.S. “debt ceiling” political impasse and sovereign downgrade, precipitated a material widening of risk premiums over the balance of the reporting period.

This widening of premiums for risky assets negatively impacted our core markets in both the U.S. and Europe. High yield credit spreads, which had reached post financial-crisis lows early in the year, saw a dramatic widening over the reporting period, resulting in a negative impact on the mark-to-market value of the Fund.

In the U.S., perceptions regarding the economy began 2011 on an optimistic note with a variety of economists boosting Gross Domestic Product (GDP) growth expectations for the year based on continued Fed quantitative easing stimulus and pent-up demand boosting consumer spending. This optimism regarding economic conditions was reflected in our core markets. Credit spreads in the U.S. high yield market reached post financial crisis lows4 in mid-February amidst record breaking activity in the high yield capital markets. During the first five months of 2011, approximately $155 billion of high yield debt and $150 billion of loans were issued with nearly 68% of the proceeds earmarked for refinancing of existing debt as many levered corporates seized the opportunity to extend their maturity profile.5

By the beginning of the second calendar quarter, however, U.S. economists had begun revising earlier first quarter GDP estimates lower, due in large part to a lingering manufacturing slowdown driven from the effects of the tragic Japanese earthquake/tsunami earlier in the year. Despite the weak data, markets initially remained hopeful that these forces would have only a temporary impact and the cyclical rebound would return in the second half of the year. Toward the end of July, it became apparent that the U.S. economy was having continued difficulty shrugging off the sluggish growth that existed earlier in the year as persistent unemployment weighed down consumer spending. This, combined with political angst regarding the U.S. debt ceiling (and the related Standard Poor’s (S&P) downgrade of the long-term credit rating of U.S. government debt from AAA to AA+) caused a significant re-pricing of risk in the markets. Over the course of the third calendar quarter, the Merrill Lynch High Yield Index6 yield increased from 7.4% to 9.8% for a total return of -5.9% and the S&P 500 Index6 dropped to a low of 1,099 (down almost 13% on a year-to-date basis) during the peak of anxiety. Low-rated CCC credit was hit particularly hard, returning -13.5% for the third calendar quarter, as the formerly healthy new issue financing market closed down due to ongoing sovereign debt contagion fears.7 Compounding the weakness were the massive outflows from high yield mutual funds, which saw $4.9 billion in net redemptions in the five-week period from late July to the end of August.8

Avenue Income Credit Strategies Fund

Manager Commentary (continued)

October 31, 2011 (unaudited)

U.S. markets saw some relief toward the end of the reporting period as a proposed framework for recapitalizing European banks and ensuring an orderly restructuring of Greek debt caused a snap back in both the credit and equity markets. During October, the Merrill Lynch High Yield Index6 returned 6.0% as light dealer inventories and continued volatility in fund flows (with record flows coming back in during October) contributed to the rebound.9 However, cyclical names in consumer durables, transportation and financials continue to underperform despite assurances from U.S. economists and Fed governors that the economy was still healing and likely to avoid a double-dip recession. Spreads in the U.S. closed out the reporting period off of their widest levels but significantly wider than where they began the year.10

In Europe, the performance period has been defined primarily by the sovereign debt crisis that started in May 2010 but intensified over the summer and fall of 2011 and ultimately has now reached Italy, Spain and, perhaps, France. A number of plans to solve the sovereign debt crisis have been introduced but have generally failed to prevent uncertainty from spreading.

On October 27th, the latest permutation to solve the European crisis was announced and as in previous announcements, markets rallied. The main points of the plan were the following:

➢	A 50% haircut on Greek debt held by private investors (excluding the European Central Bank (ECB), thus subordinating private investors)
➢	A new €100 billion European Union — International Monetary Fund program for Greece to be put in place by the end of 2011
➢	A June 2012 deadline for banks to meet a 9% Core Tier 1 capital ratio requirement resulting in European banks raising €106 billion of capital
➢	“Optimizing” the European Financial Stability Facility (EFSF) by leveraging it 4 to 5 times, potentially resulting in €1 trillion of firepower

Although the markets were initially pleased with the headline number of €1 trillion of firepower for the EFSF, once the plan was dissected, investors again had more questions than answers. The slow implementation of the plan, mixed communication by various politicians, lack of concrete details and timing, and concerns of investor participation in funding the EFSF have recently resulted in European sovereign debt spreads widening despite ongoing purchases by the ECB in the secondary market.

The European sovereign debt crisis and the continued fiscal tightening that is demanded by national governments have resulted in a slowdown throughout Europe. Many economists now expect the Eurozone to enter into a recession over the winter months. Economic data continued to worsen over the third quarter and into the fourth quarter of 2011. For example, unemployment in the United Kingdom rose by approximately 112,000 in the third quarter, the most since 1994, factory orders were down 4.3% month over month in Germany in September, the Purchasing Managers Index (PMI) dropped to 43.3 in Italy in October, and Spanish unemployment rose by the most in two years to 22% unemployment in October.

Moreover, economic conditions are expected to continue to weaken over the next several quarters. Just recently, the Bundesbank cut its 2012 German growth forecast to 0.5-1.0%, compared to a previous prediction of 1.8% in June.

The European sovereign debt crisis and the subsequent economic slowdown have weighed heavily on the European markets. For the period January 27 to October 27, 2011, the European Leveraged Loan Index6 (ELLI) had returned -1.87%, while the Merrill Lynch Euro High Yield Index6 (HE40) had returned -1.1% through the same period.

Most of this underperformance came in the third quarter of 2011, which was characterized by extreme volatility and outright panic across various asset classes in Europe as the sovereign crisis took center stage. With the Euro Stoxx 50 Index6 down 23%, the HE406 down 10.7% and the ELLI6 down 4.3%, investors sold assets indiscriminately

Avenue Income Credit Strategies Fund

Manager Commentary (concluded)

October 31, 2011 (unaudited)

all across Europe and piled into German Bunds driving yields to record lows. As of November 11th, the average yield to maturity for European loans stood at 13.5% while U.S. loans yielded 6.5%.

Outlook

Markets are expected to remain volatile as investors endure a ripple-through effect of the European debt crisis across global economies. In the U.S., while GDP has been stronger during the back half of the year, persistent unemployment, a weak housing market, uncertainty regarding fiscal cuts and an impending election year are among many concerns for the economy going into next year. While many economists have recently revised GDP expectations for the Eurozone lower and expect the area to fall into a recession, the current expectation for the U.S. is a low (1-2% GDP) growth scenario where a double-dip recession is avoided. We believe that the Fund’s portfolio is well positioned to weather slow growth in the U.S. and the potential slowdown in Europe. Moreover, we view the potential opportunity created by the re-pricing of credit as attractive and we are seeking to take advantage of the current market volatility to buy high quality names at historically attractive prices.

Management Strategies

The Fund’s strategy remains focused on exploiting undervalued credit opportunities to generate income with a secondary objective of capital appreciation. The allocation of capital between the U.S. and European markets remained stable over the reporting period with the U.S. portion of the investments accounting for approximately two-thirds of the assets of the Fund. Overall, credit quality is centered on “Single B” (B+, B and B- on an S&P’s rating scale) issues which accounted for approximately 46% of the Fund’s portfolio at the close of the reporting period and on middle market issuers, which accounted for 55% of the Fund’s portfolio at the close of the reporting period.

Avenue Capital Management II, L.P.
Avenue Europe International Management, L.P.

November, 2011

1                   The Fund’s shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.

2                   Performance information is not annualized. The Fund commenced operations on January 27, 2011. The performance shown thus represent the Fund’s results for a short period of time and may not be indicative of the performance the Fund will be able to generate over longer periods.

3                   Performance data shown represents past performance and do not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than it’s original cost. Accordingly, it is possible to lose money investing in the Fund. All returns assume reinvestment of all dividends. Shares of closed-end investment companies frequently trade at discount to their net asset value, which may increase an investor’s risk of loss. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease.

4                   Source: Merrill Lynch & Co, Bloomberg — Option Adjusted Spread (OAS) 453bps for the Merrill Lynch US High Yield Master II index on 2/18/11.

5                   Source: JPM Credit Strategy Weekly Update — May 26, 2011.

6                   Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

7                   Source: Merrill Lynch & Co, Bloomberg, S&P’s Leveraged Credit Daily.

8                   Source: JPM Credit Strategy Weekly — September 9, 2011.

9                   Source: Merrill Lynch & Co, S&P Leveraged Credit Daily.

10              Source: Merrill Lynch & Co — ML High Yield Index II OAS of 707 at end of performance period vs. worst levels of 910.

Avenue Income Credit Strategies Fund

Financial Data*

October 31, 2011 (unaudited)

Security Type(a)	Ratings(a)(c)(d)	Geographic Allocation(a)(e)

Top Five Industries(a)	Top 10 Largest Holdings(a)

	1	Gymboree Corp.	9.13% 12/1/2018	5.3%
	2	Swift Services Holdings, Inc.	10.00% 11/15/2018	4.6%
	3	RSC Equipment Rental, Inc.	8.25% 2/1/2021	3.9%
	4	GenOn Energy Inc.	9.50% 10/15/2018	3.7%
	5	Nobina Europe AB	9.13% 8/1/2012	3.7%
	6	Sinclair Television Group, Inc.	8.38% 10/15/2018	3.6%
	7	Boyd Gaming Corp.	9.13% 12/1/2018	3.5%
	8	Ineos Holdings Ltd.	9.00% Term Loan D 6/16/2015	3.4%
	9	Rite Aid Corp.	7.50% 3/1/2017	2.9%
	10	MGM Resorts International	7.00% Term Loan E 2/21/2014	2.9%
			Total Top 10:	37.5%

*	Fund information is subject to change due to active management. Data is based on total market value of the Fund investments unless otherwise indicated.
(a)

As a percent of Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from any credit facility, reverse repurchase agreements and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

(b)	Cash includes cash and cash equivalents as well as other non investment asset and liabilities (net), excluding borrowings under credit facilities.
(c)	Ratings information represent Standard & Poor’s ratings on the instruments in the portfolio or equivalent. Ratings are provided for informational purposes only and may change over time.
(d)	The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.
(e)

The geographic allocation is based on where the Investment Adviser believes the Country of Risk to be. Country of Risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Avenue Income Credit Strategies Fund

Schedule of Investments

October 31, 2011

				Principal
Security Description	Coupon	Maturity		Amount (000)	Value

CORPORATE BONDS & NOTES — 104.2%
Airlines — 3.8%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022		$ 5,784	$4,742,913
Commercial Banks — 5.1%
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020		4,200	3,612,000
Royal Bank of Scotland Group PLC	7.65%	8/29/2049		4,000	2,810,000
					6,422,000

Communications Equipment — 3.8%
Avaya, Inc. (a)	7.00%	4/1/2019		5,000	4,800,000
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR 2,000	2,601,356
Diversified Telecommunication Services — 8.1%
Intelsat Jackson Holdings SA	11.25%	6/15/2016		$ 2,000	2,110,000
Intelsat Luxembourg SA	11.25%	2/4/2017		3,000	2,977,500
Level 3 Financing, Inc.:
	8.75%	2/15/2017		3,000	3,067,500
	10.00%	2/1/2018		2,000	2,120,000
					10,275,000

Food & Staples Retailing — 3.9%
Rite Aid Corp.	7.50%	3/1/2017		5,000	4,975,000
Health Care Providers & Services — 9.0%
HCA, Inc.:
	7.05%	12/1/2027		745	640,700
	7.50%	11/6/2033		120	106,200
	7.50%	11/15/2095		3,000	2,430,000
	7.58%	9/15/2025		555	507,825
	7.69%	6/15/2025		900	837,000
	7.75%	7/15/2036		525	477,750
Tenet Healthcare Corp.:
	6.88%	11/15/2031		4,000	3,320,000
	8.00%	8/1/2020		3,000	3,097,500
					11,416,975

Hotels, Restaurants & Leisure — 13.0%
Boyd Gaming Corp.	9.13%	12/1/2018		6,000	5,865,000
Punch Taverns Finance Ltd.:
	5.94%	12/30/2024		GBP 4,000	4,534,280
	7.37%	6/30/2022	(a)	1,058	1,378,213
Unique Pub Finance Co. PLC:
	5.66%	6/30/2027		1,000	996,898
	6.54%	3/30/2021		3,300	3,687,720
					16,462,111

Household Durables — 3.4%
K Hovnanian Enterprises, Inc.	10.63%	10/15/2016		$ 5,000	4,287,500
Independent Power Producers & Energy Traders — 5.0%
GenOn Energy, Inc.	9.50%	10/15/2018		6,000	6,330,000
Insurance — 2.8%
American International Group, Inc. (a)	8.00%	5/22/2038		EUR 3,000	3,590,702
Marine — 3.5%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019		$ 5,700	4,488,750
Media — 7.3%
Sinclair Television Group, Inc.	8.38%	10/15/2018		6,000	6,180,000
Univision Communications, Inc. (a)	7.88%	11/1/2020		3,000	3,030,000
					9,210,000

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2011

				Principal
Security Description	Coupon	Maturity		Amount (000)	Value

Oil, Gas & Consumable Fuels — 4.6%
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019		$ 4,000	$2,920,000
Offshore Group Investments Ltd.	11.50%	8/1/2015		2,640	2,877,600
					5,797,600

Road & Rail — 11.1%
Nobina Europe AB	9.13%	8/1/2012		EUR 4,900	6,305,521
Swift Services Holdings, Inc.	10.00%	11/15/2018		$ 7,500	7,762,500
					14,068,021

Specialty Retail — 12.5%
CDW LLC / CDW Finance Corp.:
	8.00%	12/15/2018	(a)	2,000	2,060,000
	8.50%	4/1/2019	(a)	5,000	4,850,000
Gymboree Corp.	9.13%	12/1/2018		10,000	8,950,000
					15,860,000

Trading Companies & Distributors — 5.2%
RSC Equipment Rental Inc.	8.25%	2/1/2021		6,500	6,597,500

TOTAL CORPORATE BONDS & NOTES (Cost $142,157,474)					131,925,428

SENIOR LOANS — 23.8% (b)
Chemicals — 4.5%
Ineos Holdings Ltd. Term Loan D (c)	9.00%	6/16/2015		EUR 4,400	5,761,035
Diversified Telecommunication Services — 5.1%
Tyrol Acquisitions 2 SAS Term Loan 2nd Lien (c)	7.12%	7/29/2016		4,660	4,732,863
Tyrol Acquisitions 2 SAS Term Loan B2 (c)	5.37%	1/29/2016		255	297,271
Tyrol Acquisitions 2 SAS Term Loan C2 (c)	5.37%	1/29/2016		1,275	1,486,353
					6,516,487

Energy Equipment & Services — 1.3%
Abbot Group Ltd. Term Loan B2 (c)	5.25%	3/15/2016		$ 1,700	1,253,750
Abbot Group Ltd. Term Loan C2 (c)	5.50%	3/15/2017		250	185,625
Abbot Group Ltd. Term Loan C3 (c)	5.50%	3/15/2017		250	185,625
					1,625,000

Hotels, Restaurants & Leisure — 7.7%
MGM Resorts International Term Loan E (c)	7.00%	2/21/2014		5,000	4,864,850
Travelodge Hotels Term Loan B (c)	4.61%	9/3/2014		GBP 1,830	2,442,240
Travelodge Hotels Term Loan C (c)	5.24%	9/3/2015		1,830	2,456,952
					9,764,042

Media — 5.2%
Lavena Holdings Revolving Credit Facility (c)	3.80%	3/6/2015		EUR 3,750	4,185,710
Lavena Holdings Term Loan B1 (c)	4.20%	4/10/2015		1,000	1,174,069
Lavena Holdings Term Loan C1 (c)	4.45%	4/9/2016		1,000	1,180,988
					6,540,767

TOTAL SENIOR LOANS (Cost $34,269,086)					30,207,331
TOTAL LONG-TERM INVESTMENTS — 128.0% (Cost $176,426,560)					162,132,759

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2011

Security Description	Principal Amount (000)	Value

SHORT-TERM INVESTMENTS — 2.6%
REPURCHASE AGREEMENT — 2.6%

State Street Repurchase Agreement, dated 10/31/11, due 11/01/11 at 0.01%, collateralized by Federal Home Loan Mortgage Corporation Notes maturing
09/12/14, market value $3,316,670 (repurchase proceeds $3,251,023)
(Cost $3,251,022)

	$ 3,251	$ 3,251,022

TOTAL SHORT-TERM INVESTMENTS — 2.6% (Cost $3,251,022)		3,251,022
TOTAL INVESTMENTS — 130.6% (Cost $179,677,582)		165,383,781

OTHER ASSETS & LIABILITIES — (30.6)%		(38,797,103)
NET ASSETS — 100.0%		$126,586,678

Percentages are calculated as a percentage of net assets as of October 31, 2011.

(a)             Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b)             These securities generally pay interest at rates which are periodically pre-determined by reference to a base rate plus a premium. These base rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect at October 31, 2011.

(c)             Variable rate security. Rate shown is rate in effect at October 31, 2011.

Settlement Date	Amount	Value	In Exchange for U.S.$	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
11/15/2011	2,639,668 EUR	$ 3,652,029	$ 3,575,105	$76,924	State Street Bank and Trust Co.
11/15/2011	1,025,035 GBP	1,647,941	1,585,260	62,681	State Street Bank and Trust Co.
				139,605

Forward Foreign Currency Contracts to Sell:
11/15/2011	24,360,902 EUR	33,703,746	34,727,068	1,023,322	State Street Bank and Trust Co.
11/15/2011	10,765,024 GBP	17,306,849	17,436,648	129,799	State Street Bank and Trust Co.
				1,153,121

	Total			$1,292,726

EUR — Euro Currency

GBP — Great British Pound

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (concluded)

October 31, 2011

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value

United States	83.8%	$106,107,812
United Kingdom	23.1	29,304,338
Germany	5.2	6,540,767
France	5.1	6,516,487
Sweden	5.0	6,305,521
Luxembourg	4.0	5,087,500
Canada	2.3	2,920,000
Ireland	2.1	2,601,356

Total Investments	130.6%	$165,383,781

The geographic allocation is based on where the Investment Adviser believes the country of risk to be. Country of risk is traditionally the country where the majority of the issuer’s operations are based or where it is headquartered.

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments in securities, at value (cost $179,677,582)	$165,383,781
Foreign currency, at value (cost $88,272)	86,265
Interest receivable	3,158,510
Unrealized appreciation on open forward foreign currency contracts	1,292,726
Prepaid expenses	54,441
Total Assets	169,975,723

Liabilities
Payable for line of credit	43,000,000
Accrued investment advisory fee	145,575
Accrued Trustee’s fees and expenses	9,761
Accrued interest expense for credit facility	22,256
Accrued expenses	211,453
Total Liabilities	43,389,045
Net Assets	$126,586,678

Net Asset Value Per Common Share
$126,586,678 divided by 7,351,400 common shares outstanding	$17.22

Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 7,351,400 shares issued and outstanding	$7,351
Paid-in-capital	140,101,832
Undistributed net investment income	868,231
Accumulated net realized loss on investments and foreign currency transactions	(1,380,145)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(13,010,591)
Net Assets	$126,586,678

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the period January 27, 2011 (commencement of operations) through October 31, 2011

Investment Income:
Interest income	$9,864,209
Total Investment Income	9,864,209

Expenses:
Investment Advisory fee	1,600,978
Interest expense and commitment fee	389,747
Legal fees	341,575
Accounting and Administration fees	134,226
Insurance expense	121,673
Custody fees	121,075
Audit fees	94,500
Trustee’s fees and expenses	74,129
Shareholder reporting expenses	27,606
Loan servicing fees	24,242
Transfer agent fees	7,235
Other expenses	85,307
Total expenses	3,022,293
Expenses reimbursed by Investment Adviser	(502,176)
Net Expenses	2,520,117
Net Investment Income	7,344,092

Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments	(216,304)
Foreign currency transactions	287,692
Forward foreign currency contracts	(1,245,204)
(1,173,816)
Net change in unrealized appreciation (depreciation) on:
Investments	(14,293,801)
Foreign currency translations	(9,516)
Forward foreign currency contracts	1,292,726
(13,010,591)
Net realized and unrealized loss on investments and foreign currency transactions	(14,184,407)
Net decrease in net assets resulting from operations	$(6,840,315)

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes In Net Assets

For the period January 27, 2011 (commencement of operations) through October 31, 2011

Decrease in Net Assets from Operations:
Net investment income	$7,344,092
Net realized loss on investments and foreign currency transactions	(1,173,816)
Net change in unrealized depreciation on investments and foreign currency translations	(13,010,591)
Net decrease in net assets resulting from operations	(6,840,315)

Distributions to Shareholders from:
Net investment income	(6,682,190)
Total distributions to shareholders	(6,682,190)

From Beneficial Interest Transactions:
Proceeds from sale of Common Shares (net of offering costs of $293,289)	139,652,277
Reinvestment of distributions	356,822
Net increase in net assets from beneficial interest transactions	140,009,099
Net increase in net assets during the period	126,486,594
Net assets at beginning of period	100,084
Net assets, end of period (including undistributed net investment income of $868,231)	$126,586,678

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the period January 27, 2011 (commencement of operations) through October 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(6,840,315)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Investments purchased	(261,690,196)
Investments sold	85,272,208
Increase in short term investments, net	(3,251,022)
Net amortization/accretion of premium (discount)	141,872
Net cash used for foreign currency transactions	(366,748)
Increase in interest receivable	(3,158,510)
Increase in unrealized appreciation on open forward foreign currency contracts	(1,292,726)
Increase in prepaid expenses	(54,441)
Increase in accrued investment advisory fee	145,575
Increase in accrued interest expense for credit facility	22,256
Increase in accrued Trustee’s fees and expenses	9,761
Increase in accrued expenses	211,453
Net change in unrealized depreciation from investments	14,293,801
Net realized loss on investments	216,304
Net cash used in operating activities	(176,340,728)
Cash Flows from Financing Activities
Proceeds from sale of Common Shares	139,652,277
Distributions paid to shareholders	(6,682,190)
Proceeds from shares issued through dividend reinvestment	356,822
Proceeds from secured borrowings	45,000,000
Repayment of secured borrowings	(2,000,000)
Net cash provided by financing activities	176,326,909
Net change in cash*	(13,819)
Cash at beginning of period	100,084
Cash at end of period[1]	$86,265

*                Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,007).

1                 Balance includes foreign currency, at value.

Supplemental disclosure of cash flow information
Cash paid for interest during period	$346,599

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout the period January 27, 2011
(commencement of operations) through October 31, 2011

Net asset value, beginning of period	$19.10 [1]
Income (loss) from investment operations:
Net investment income[2]	1.01
Net realized and unrealized gain (loss)	(1.94)
Total from investment operations	(0.93)
Distributions to shareholders from:
Net investment income	(0.91)
Total distributions	(0.91)
Capital Share Transactions
Offering costs charged to paid-in-capital	$(0.04)
Net asset value, end of period	$17.22
Market value, end of period	$16.40
Total return on net asset value	(5.12)%[3,4]
Total return on market value	(13.71)%[3,4]
Net assets, end of period (in 000’s)	$126,587
Ratio of expenses to average net assets	2.50%[5]
Ratio of expenses to average net assets excluding interest expense and commitment fee and loan servicing fees	2.09%[5]
Ratio of net investment income to average net assets	7.28%[5]
Supplemental Information on Ratios to Average Net Assets
Ratios before expense limitation:
Ratio of expenses to average net assets	3.00%[5]
Ratio of net investment income to average net assets	6.78%[5]
Portfolio turnover rate	56%
Loans Outstanding, End of Period (000s)	$43,000
Asset Coverage per $1,000 unit of senior indebtedness[6]	$3,944

1               Net asset value at beginning of period reflects the deduction of the underwriters’ discount of $0.90 per share from the $20.00 offering price.

2               Per share amounts have been calculated using average shares outstanding.

3               Not annualized.

4               Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

5               Annualized.

6               Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

October 31, 2011

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,240 common shares of beneficial interest (“Common Shares”) in the Fund to Avenue Capital Management II, L.P. (the “Investment Adviser”) at a price of $19.10 per share.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) per Common Share will be determined by State Street Bank and Trust Company (“State Street”) on each day the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The NAV per share of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding of the Fund.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

FEDERAL INCOME TAXES — The Fund intends to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may also enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Fund’s Statement of Assets and Liabilities.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, at a value not less than the repurchase price is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including in the event of default by the other party.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2011, the Fund did not have any outstanding unfunded loan commitments.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Under an investment subadvisory agreement with the Investment Adviser, the Investment Adviser will pay Avenue Europe International Management, L.P. (the “Subadviser”), also an affiliate of Avenue Capital Group, an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the assets managed by the Subadviser.

The Investment Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund ) are limited to 0.50% until March 1, 2013 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund is required to repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed 0.50% for the fiscal year in which such repayment would occur. On December 8, 2011, the Investment Adviser agreed to extend the terms of the above agreement until March 1, 2013.

Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Organizational and Offering Costs

The Investment Adviser, on behalf of the Fund, has agreed to bear all of the Fund’s organizational expenses and has also agreed to pay the amount by which the aggregate of all the Fund’s offering costs (other than the sales load) exceed $0.04 per Common Share to the extent such excess offering expenses are not borne by another person other than the Fund. Such offering costs borne by the Investment Adviser were approximately $1,172,000. Offering costs borne by the Fund of $293,289 were charged to paid-in capital at the time such shares were issued.

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $261,690,196 and $85,272,208, respectively, for the period ended October 31, 2011.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

7. Share Transactions

On January 27, 2011, the Fund completed the initial public offering of 6,750,000 shares of common stock. Proceeds paid to the Fund amounted to $128,654,790 after deduction of underwriting commissions of $6,075,000 ($0.90 per share) and offering expenses of $270,210.

On February 25, 2011, the Fund issued 300,000 additional shares of common stock pursuant to the initial exercise of the underwriters’ over-allotment option. Proceeds paid to the Fund amounted to $5,718,000 after deduction of underwriting commissions of $270,000 ($0.90 per share) and offering expenses of $12,000.

On March 16, 2011, the Fund issued 276,993 additional shares of common stock pursuant to the final exercise of the underwriters’ over-allotment option. Proceeds paid to the Fund amounted to $5,279,487 after deduction of underwriting commissions of $249,294 ($0.90 per share) and offering expenses of $11,079.

Transactions in Common Shares were as follows:

Period Ended October 31, 2011[1]
Sale of Shares	7,326,993
Shares issued through dividend reinvestment	19,167
Net Increase	7,346,160

1  For the period from January 27, 2011(commencement of operations) through October 31, 2011.

The Fund is authorized to issue an unlimited number of shares of common stock at a par value of $0.001 per share.

Based on publically available filings, there is one shareholder who owns approximately 10% of the Fund’s net assets. Transactions by shareholders holding a significant ownership percentage of the Fund can impact other shareholders.

8. Federal Tax Information

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return expected to be filed for the period ended October 31, 2011 remains subject to examination by the Internal Revenue Service for a period of three years.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $87,419, that is short term and will not expire, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

The tax character of distributions declared for the period ended October 31, 2011 was as follows:

Year Ended October 31, 2010
Distributions declared from:
Ordinary income	$6,682,190

During the period ended October 31, 2011, accumulated net realized loss was decreased by $206,329 and accumulated undistributed net investment income was increased by $206,329 due to differences between book and tax accounting, primarily for foreign currency gains and losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$ 868,231
Capital loss carryforward	$ (87,419)
Net unrealized depreciation	$(14,303,317)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to mark to market on forward contracts.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$179,677,582
Gross unrealized appreciation	$ 1,724,877
Gross unrealized depreciation	(16,018,678)
Net unrealized depreciation	$ (14,293,801)

9. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

The fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at October 31, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative	[1]
Forward foreign currency contracts	$1,292,726	$0

1  Statement of Assets and Liabilities location: Net unrealized appreciation/depreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended October 31, 2011 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$(1,245,204)	$1,292,726

1  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts

The average US$ value of forward purchases and sales of foreign currency contracts outstanding during the period ended October 31, 2011 was approximately $2,961,255 and $44,156,316, respectively.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

10. Revolving Credit Facility

On March 11, 2011, the Fund entered into a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $65,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business and for general business purposes of the Fund. The loans will be secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. The term of the facility is 364 days. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the period ended October 31, 2011 totaled $23,491 and are included in the interest expense and commitment fee line item in the Statement of Operations. Also included in the interest expense and commitment fee line item is $20,892 of amortization of a previously paid upfront fee of $32,500. At October 31, 2011, the Fund had borrowings outstanding under the Credit Agreement of $43,000,000 at an interest rate of 1.244%. For the period March 16, 2011 (date of initial drawdown) through October 31, 2011, the average borrowings under the Credit Agreement and the average interest rate were $43,313,043 and 1.248%, respectively.

11. Principal Risks

MARKET RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

12. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the tiered valuation input levels, as of October 31, 2011. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Observable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes
Airlines	$—	$—	$4,742,913	$4,742,913
All Other	—	127,182,515	—	127,182,515
Senior Loans	—	30,207,331	—	30,207,331
Repurchase Agreements	—	3,251,022	—	3,251,022
Total Investment Securities in an Asset Position	$—	$160,640,868	$4,742,913	$165,383,781
Other Financial Instruments — Forward Foreign Currency Contracts*	—	1,292,726	—	1,292,726
Total Asset Position	$—	$161,933,594	$4,742,913	$166,676,507

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

13. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the period ended October 31, 2011, the Fund did not make any share repurchases.

14. Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this ASU.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2011

15. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to or disclosure in the financial statements were noted, except as follows:

The Fund declared the following dividends from net investment income subsequent to October 31, 2011:

Declaration Date	Amount per Share	Record Date	Payable Date
November 1, 2011	$0.13	November 15, 2011	November 30, 2011
December 1, 2011	$0.13	December 12, 2011	December 16, 2011
December 20, 2011	$0.12	December 30, 2011	January 13, 2012
December 20, 2011	$0.12	February 15, 2012	February 29, 2012
December 20, 2011	$0.12	March 15, 2012	March 30, 2012

Avenue Income Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Avenue Income Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Avenue Income Credit Strategies Fund (the “Fund”) at October 31, 2011, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period January 27, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, agent banks, and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

NewYork, NY

December 27, 2011

Avenue Income Credit Strategies Fund

October 31, 2011 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (continued)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open?market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited)

The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Investment Adviser”) and the Fund’s investment subadviser is Avenue Europe International Management, L.P. (the “Subadviser”). The Investment Adviser and the Subadviser, which are referred to herein collectively as the “Avenue Managers,” are both part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Fund’s Board of Trustees (the “Board”) is legally required to review and approve the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”) and the Investment Subadvisory Agreement between the Fund, the Investment Adviser and the Subadviser (the “Investment Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”) initially for a two-year period and annually thereafter.

The Board, including each of the Trustees who are not “interested persons” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the Advisory Agreements at an “in person” meeting held on December 9, 2010 (the “Meeting”). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the approval of the Advisory Agreements. Prior to the meeting the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Advisory Agreements. The Board had received from the Avenue Managers materials it deemed reasonably necessary for its review of the Advisory Agreements.

In deciding whether to approve the Advisory Agreements, the Board considered various factors, including (1) the nature, extent and quality of the services to be provided by the Avenue Managers under the Advisory Agreements, (2) the investment performance of the Avenue Managers, (3) the costs to the Avenue Managers relative to the services and the profits realized by the Avenue Managers from their relationship with the Fund, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Advisory Agreements reflect these economies of scale.

1. Nature, Extent and Quality of the Services to be provided by the Avenue Managers.

In considering the nature, extent and quality of the services to be provided by the Avenue Managers, the Board relied upon the materials provided in advance of the meeting. They noted that under the Advisory Agreements the Avenue Managers are responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, for maintaining all necessary books and records pertaining to the Fund’s transactions in the Fund’s investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. In addition, the Board also considered the responsibility of the Investment Adviser under the Advisory Agreements to coordinate and oversee services provided to the Fund by others.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team of the Avenue Managers that would be responsible for the day-to-day portfolio management of the Fund. The Board discussed with representatives of the Avenue Managers the experience and capabilities of the Avenue Managers in the management of funds and investment vehicles comparable to the Fund and also discussed the Avenue Managers’ compliance capabilities. The Board also considered the financial resources available to be employed by the Avenue Managers and their affiliates in the Avenue Capital Group for the benefit of the Fund. Drawing upon the materials provided and their general knowledge of the Avenue

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited) (continued)

Managers’ experience in managing a similar portfolio, the Board concluded that, overall, it was satisfied with the nature, extent and high quality of the respective services expected to be provided by the Avenue Managers under the Advisory Agreements.

In light of the nature, extent and high quality of the management and services expected to be provided by Avenue Managers to the Fund, the Board reviewed and considered the investment management fee (the “Management Fee”) payable monthly by the Fund to the Investment Adviser under the Advisory Agreement at an annual rate of 1.25% of the Fund’s average daily “Managed Assets” (as defined in the Advisory Agreement). The Board noted that under the Advisory Agreements, in addition to providing investment management services, the Investment Adviser will provide the Fund with necessary offices, facilities and equipment, and will also compensate the Subadviser for the services it provides to the Fund. Further, the Investment Adviser, it was noted, would coordinate and oversee the provision of services to the Fund by other Fund service providers. The Board further noted the Investment Adviser’s agreement to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share.

In order to better evaluate the Fund’s advisory fees, the Board received and considered information comparing the Management Fee with the advisory fees of a group of comparable registered funds and also with private funds managed by the Avenue Managers (or their affiliates). The Board noted that the Management Fee was lower than the highest advisory fee paid by the comparable registered funds. While the Management Fee was higher than the average fees paid by the comparable registered funds, the Board noted that the Management Fee was significantly less than the fees charged to most of the private funds managed by the Avenue Managers (or their affiliates). The Board also noted differences from private funds and comparable registered funds. The Board noted that during periods when the Fund is using leverage, including through borrowings or the issuance of preferred stock, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which include the principal amount of the borrowings and any assets attributable to the issuance of preferred stock

2. Performance of the Avenue Managers

It was noted that as a newly organized fund, the Fund had no historical performance information or operating history at the time of the Meeting for the Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. As such, the Fund’s performance history was not a factor in the Board’s deliberations in this regard.

3. The Costs to the Avenue Managers of Their Services and the Profits Realized by the Avenue Managers from Their Relationship with the Fund

Because the Fund was newly organized, the Board noted that the Avenue Managers had no historical profitability information with respect to the Fund available for the Board to consider at the time of the Meeting. The Board noted that profitability information, if provided, would have been pro forma in nature, and therefore speculative, and likely would not have been given significant, if any, weight. Under the circumstances, it was noted that profitability was not a factor in the Board’s evaluation of the Advisory Agreements.

The Board considered other benefits expected to be received by the Avenue Managers as a result of their relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Avenue Managers’ commitment to the Fund, the other ancillary benefits that the Avenue Managers and their affiliates expect to receive were not considered excessive under the circumstances.

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited) (continued)

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and Whether the Fee Levels in the Listed Management Agreement Reflect these Economies of Scale for the Benefit of the Fund’s Shareholders

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. The Board also noted that the Avenue Managers may realize economies of scale in management of the Fund as the Fund increases in size. The Board, however, noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond the incurrence of leverage for investment purposes and through maintaining its dividend reinvestment plan, any other significant growth in the Fund’s assets will generally occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of common shares of the Fund. The Board concluded that the Management Fee structure, which incorporates no breakpoints to reflect the potential for realization of economies of scale, was appropriate at this time.

Approval Of The Advisory Agreements

The Board, and the Independent Trustees separately, approved the Fund’s Advisory Agreements with the Avenue Managers after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services to be provided by the Avenue Managers were appropriate, that because the Fund was newly organized, past performance was not a factor in the Board’s deliberations, and that the Avenue Managers could be expected to provide services of high quality. As to the Avenue Managers’ fees for the Fund, the Board determined that the fees, considered in relation to the services to be provided, were fair and reasonable, that the Fund’s relationship with the Avenue Managers was not so profitable as to render the fees excessive, that any additional benefits to the Avenue Managers were not of a magnitude materially to affect the Boards’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

Avenue Income Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers, the Investment Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or the Subadviser or their affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (37) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since October 2010

Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (1996-2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

				1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years

Joel Citron (49) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008); Managing Partner of Jove Partners, a hedge fund and private equity firm (2006-2008); CEO of Jovian Holdings, a privately held investment and operating company (2002-2008).	1

Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Communications Capital Group, LLC (since 2009); Director of Attivio, Inc., a software company (since 2009), Director of Symbius Medical, LLC, a medical service provider (since 2007); Chairman of Oxigene Inc., a biotech company (2001-2009), Chairman of Provide Commerce Inc., an e-commerce company (2001-2006); Chairman of Oasmia AB, a Swedish publicly traded biotech company since 2011.

Darren Thompson (48) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (since 2006-2010); Chief Executive Officer of Avenue Mortgage, Inc., a private investment management company (2005-2006); Head of Credit Finance of Fannie Mae, a mortgage financing government sponsored enterprise (2002-2005).	1

Julie Dien Ledoux (42) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Analyst and Portfolio Manager of Avenue Capital Group (1998-2007)	1	Board Member and on the Executive Committee of Treadwell Farms Historic District Association, a non-profit neighborhood group.

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Robert Ollwerther (55) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since December 2010

Chief Operating Officer of Avenue Capital Group, an investment management firm (since 2008); Formerly with Merrill Lynch & Co., Inc., a financial management and advisory company (1981-2008), most recently as a Managing Director (2005-2008).

Ty Oyer (40) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010

Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm; Compliance Officer of D.B. Zwirn & Co., an investment management firm (2007-2008); Vice President of Vastardis Capital Services, a financial services firm (2004-2007).

Eric Ross (42) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006); Attorney at Cobb & Eisenberg, a law firm (2004-2006)

_______________

(1)           “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)           Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser and the Subadviser.

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Rev. 11/2010

FACTS	WHAT DOES Avenue Income Credit Strategies Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

    Social Security number and transaction history
    Risk tolerance and investment experience
    Income and assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-878-3500 or go to www.avenuecapital.com

Who we are
Who is providing this notice?	Avenue Income Credit Strategies Fund (the “Fund”)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to your non-public personal information to those employees who need to know that information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Provide contact information or contact us Purchase or sell shares

Why can’t I limit all sharing?

Federal law gives you the right to limit only

    sharing for affiliates’ everyday business purposes — information about your creditworthiness affiliates from using your information to market to you

    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

    The term affiliate includes the Fund’s investment adviser, Avenue Capital Management II, L.P. and sub-adviser, Avenue Europe International Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Nonaffiliates we share with can include: State Street Bank and Trust Company

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund does not have any joint marketing arrangements.

Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Robert Ollwerther

Treasurer and Principal Financial Officer

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Advisers

Avenue Capital Management II, L.P.

Avenue Europe International Management, L.P. (Subadviser)

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Avenue Income Credit Strategies Fund ANNUAL REPORT October 31, 2011

Item 2.  Code of Ethics

(a)  As of the end of the period covered by this report, the Avenue Income Credit Strategies Fund (hereinafter referred to as the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)  Not applicable.

(c)  During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)  During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)  Not applicable.

(f)  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)  Mr. Darren Thompson is the Registrant’s audit committee financial expert.  The Board also determined that Mr. Thompson is “independent” as that term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees - For the fiscal year ended October 31, 2011, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$119,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

For the fiscal year ended October 31, 2010, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(b)  Audit-Related Fees - For the fiscal year October 31, 2011, PwC did not bill the Fund any fees for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Item 4(a) above.

For the fiscal year ended October 31, 2010, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(c)  Tax Fees - For the fiscal year ended October 31, 2011, PwC billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

For the fiscal year ended October 31, 2010, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(d)  All Other Fees - For the fiscal year ended October 31, 2011, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended October 31, 2010, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures - The Fund’s Audit Committee has adopted, and the Fund’s Board has approved, an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre-Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee. Under the Policy, the Chairman of the Fund’s Audit Committee is authorized to provide specific pre-approval for any audit service or permissible covered service to be provided by PwC, and to approve changes to the scope of pre-approved engagements and to the maximum estimated fees, up to a limit of $20,000 per event. Any maximum estimated fee above such dollar limit must be approved by a majority of the Fund’s Audit Committee. The audit-related services, tax services and other non-audit services subject to General Pre-Approval are each subject to a per quarter limitation of $15,000.

(e)(2)  All of the audit, audit-related and tax services described above for which PwC billed the Fund fees for the fiscal year ended October 31, 2011 were pre-approved by the Audit Committee pursuant to the Policy.

For the fiscal year ended October 31, 2010, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(f)  Not applicable.

(g)  For the fiscal year ended October 31, 2011, PwC billed aggregate non-audit fees of $3,040,978 to Avenue Capital Management II, L.P. (the “Adviser”) and Avenue Europe International Management, L.P. (the “Sub-Adviser,” and together with the Adviser, “Avenue Managers”) and to other entities controlling, controlled by or under common control with the Avenue Managers.

For the fiscal year ended October 31, 2010, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(h)  The Audit Committee considered the provision of non-audit services rendered to the Avenue Managers as disclosed in paragraph (g) of this Item 4 in light of the Policy and determined that such services were compatible with maintaining PwC’s independence.

Item 5.  Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is comprised of the following members:

Darren Thompson

Joel Citron

Julie Dien Ledoux

Item 6.  Schedule of Investments

(a)                                  The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures of the Registrant, its Adviser and Sub-Adviser are attached hereto as Exhibit 12(a)(4).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of January 9, 2012 (the date of filing of this report):

Investment Management Team

The individuals noted below have been primarily responsible for the day-to-day management of the Fund’s assets since January 27, 2011 (the date of commencement of operations of the Fund).

Portfolio Manager of the Adviser

Robert Symington is the Senior Portfolio Manager of the Avenue Capital Group’s U.S. funds and is primarily responsible for managing the Avenue Capital Group U.S. strategy team’s resources. Prior to joining Avenue Capital Group in 2005, Mr. Symington was Managing Director and Chief Investment Officer of the M.D. Sass Corporate Resurgence Funds of Resurgence Asset Management, LLC. At Resurgence, he was responsible for analyzing and actively managing a portfolio of distressed investments in a variety of industries. Mr. Symington has extensive experience analyzing companies undergoing Chapter 7 liquidation, reorganization under Chapter 11 and the pre-bankruptcy and post-bankruptcy process. Mr. Symington has also served on several creditor committees, bank debt steering committees and boards of directors. Prior to his thirteen years at Resurgence, Mr. Symington was a credit analyst and loan officer at the Philadelphia National Bank.

Mr. Symington received a B.A. in English literature from Dickinson College (1986) and an MBA in finance and accounting from Cornell University’s Johnson Graduate School of Management (1992).

Portfolio Manager of the Sub-Adviser

Richard Furst is the Senior Portfolio Manager of the Avenue Capital Group’s Europe funds and is primarily responsible for directing the investment activities of the Europe funds. Prior to joining Avenue Capital Group in 2004, Mr. Furst was a Portfolio Manager with Moore Capital Group, managing approximately $1.0 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of U.S. Special Situations Trading group for Bank of America, managing $300 million in capital. Previously, Mr. Furst was a Vice President in the High Yield and Distressed

Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.

Mr. Furst received a B.S. in economics from the Wharton School of the University of Pennsylvania (1986) and an MBA from the Kellogg School at Northwestern University (1989).

Mr. Symington and Mr. Furst are assisted in the management of the Fund by the investment teams of the Adviser and the Sub-Adviser.

(a)(2) Other Accounts Managed as of October 31, 2011:

			Total		Advisory Fee Based on Performance
Type of Accounts	Number of Accounts		Assets of Accounts ($ in millions)		Number of Accounts		Total Account Assets
Robert Symington
Registered Investment Companies	0		N/A		N/A		N/A
Other Pooled Investment Vehicles	8		$5,300		8		$5,300
Other Accounts	0		N/A		N/A		N/A

Richard Furst
Registered Investment Companies	0	*	N/A	*	N/A	*	N/A	*
Other Pooled Investment Vehicles	10		$2,924		10		$2,924
Other Accounts	0		N/A		N/A		N/A

*Prior to September 19, 2011, the Sub-Adviser served as an investment sub-adviser to another registered closed-end management investment company (the “Sub-Advised Credit Fund”).

Potential Conflicts of Interest of the Avenue Managers

Because the Avenue Managers may manage assets for other registered investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Adviser or the Sub-Adviser may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser or the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s or the Sub-Adviser’s employee benefits plans. The Avenue Managers may have an incentive to favor these accounts over the Fund.  If the Adviser or the Sub-Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser or the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

As noted above, the Adviser and Sub-Adviser manage assets for accounts other than the Fund, including private funds.  The expected risk and return profile for the Fund is generally lower than for most of the Avenue Managers’ other accounts.  Thus the Fund and most of the Avenue Managers’ other accounts generally will not invest in the same credit obligations (although their investments may include different obligations of the same issuer).  (For example, the Fund might  invest in Senior Loans issued by a borrower and one or more of the Avenue Managers’ other accounts might invest in the borrower’s junior debt.)  In particular, except in the limited cases described below, the Avenue Managers will allocate credit obligations with a total yield at the time of investment at or below the applicable Avenue

Credit Thresholds to the Fund and credit obligations with a total yield above the Avenue Credit Thresholds to the Avenue Managers’ other accounts.

In the following cases, credit obligations with a total yield at the time of investment at or below the applicable Avenue Credit Thresholds may also be allocated to the Avenue Managers’ other accounts.  Each of the Avenue Managers, on behalf of its other accounts, will be able to sell short or otherwise take short positions in obligations (including purchasing a credit default swap) at or below the applicable Avenue Credit Thresholds for hedging purposes (and thus at times an Avenue Manager may purchase the same obligations for both its other clients and the Fund).  Investments, such as equities and currencies, that do not have credit-based yields, are not subject to the Avenue Credit Thresholds.  In addition, a portfolio management team (the “CLO Team”) in the Adviser manages certain accounts (including private funds) that invest in certain types of credit obligations in which the Fund may also invest.  The CLO Team operates on a different trading system than the Avenue Managers’ other investment professionals and the Avenue Managers employ various policies and procedures intended to separate the CLO Team from such other professionals, including policies and procedures regarding physical separation and regarding limitations on the sharing of information.  The CLO Team will not be involved in the management of the Fund and the Fund’s portfolio managers will not be involved in the management of the CLO Team’s accounts.  The Avenue Credit Thresholds will not apply to investments made by the CLO Team and the CLO Team, on behalf of its accounts, may invest in credit obligations that have a total yield at the time of investment at or below (or above) the applicable Avenue Credit Thresholds.  Investment opportunities in credit obligations sourced by the CLO Team will be solely allocated to the CLO Team’s accounts and not to the Fund.

To the extent that the Adviser or Sub-Adviser serves as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a pro rata basis or on such other basis as the Avenue Managers determine to be fair and equitable to the Fund and such other accounts.

The Avenue Managers may use credit default swaps, and may do so to a significant extent, to take active long or short positions with respect to the likelihood of a default by an issuer. Each of the Avenue Managers, on behalf of its other clients, will be able to sell short or otherwise take short positions in obligations (including purchasing a credit default swap) at or below the applicable Avenue Credit Thresholds for hedging or other purposes (and thus at times an Avenue Manager may purchase the same obligations for both its other clients and the Fund). The Avenue Managers, on behalf of the Fund, generally will only be able to sell short or otherwise take short positions in obligations at or below the applicable Avenue Credit Thresholds.  Investments, such as equities and currencies, that do not have credit-based yields, are not subject to the Avenue Credit Thresholds.  Instead, the Avenue Managers will seek to allocate such investments, to the extent appropriate, for the Fund and the Avenue Managers’ other clients, fairly and equitably amongst the Fund the Avenue Manager’s other clients.

Conflicts of interest may arise where the Fund and other funds managed by the Avenue Managers or other affiliates of Avenue Capital Group simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer.  In such circumstances, decisions made with respect to the securities held by one fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other funds (including the Fund).  For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other funds may have an interest that conflicts with the interests of the Fund.  If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, an Avenue Manager may have a conflict in recommending actions in the best interests of the Fund.  Also, conflicts of interest may arise where the Fund and other funds managed by the Avenue Managers or other affiliates of Avenue Capital Group hold different investment positions with respect to the same issuer, and a decision that benefits one fund may potentially harm other funds (including the Fund).  In such situations the Avenue Managers will seek to act in the best interests of their clients and will seek to resolve such conflicts in accordance with their compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Avenue Managers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by an Avenue Manager or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Avenue Managers between the interests of the Fund and the portfolio company, in that the ability of the Avenue Managers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which includes other funds managed by the Avenue Capital Group), which could be deemed to include certain types of investments, or certain types of restructurings of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Although the professional staff of the Avenue Managers will devote as much time to the management of the Fund as the Avenue Managers deem appropriate to perform their duties in accordance with the investment advisory and subadvisory agreements and in accordance with reasonable commercial standards, the professional staff of the Avenue Managers may have conflicts in allocating their time and services among the Fund and the Avenue Managers’ other investment vehicles and accounts. The Avenue Managers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Avenue Managers and their professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Avenue Managers and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Avenue Managers.

The Avenue Managers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information.  The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity.  Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Avenue Managers for other clients.

(a)(3) Portfolio Manager Compensation as of October 31, 2011

The Avenue Managers’ financial arrangements with their portfolio managers, their competitive compensation and their career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus and carried interest payments.

Base Compensation. Generally, portfolio managers receive base compensation based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on their individual seniority and contribution.  The discretionary bonus may also be based in part on the overall performance of the Adviser and Sub-Adviser.

Carried Interest. Each portfolio manager is paid a share of the carried interest generated from managing the assets of certain clients (other than the Fund).

(a)(4) Dollar Range of Securities Beneficially Owned as of October 31, 2011

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Registrant (1)
Robert Symington	$0
Richard Furst	$0

(1)“Beneficially Owned” is determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(a)(4)  Proxy Voting Policies and Procedures of the Registrant, its Adviser and Sub-Adviser are attached hereto in response to Item 7.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/Robert Ollwerther
Robert Ollwerther
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	January 9, 2012